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                                                                December 2, 2019


                           PIONEER ILS INTERVAL FUND


                SUPPLEMENT TO THE PROSPECTUS DATED MARCH 1, 2019


MANAGEMENT
Effective December 2, 2019, the following replaces the corresponding information under the heading "Portfolio Managers" in the section entitled "Management of the fund":

Day-to-day management of the fund's portfolio is the responsibility of Chin Liu and Campbell Brown. The portfolio managers are supported by the Adviser's fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research and include members from one or more of Amundi Pioneer's affiliates. Mr. Liu is a Managing Director and Director of Insurance-Linked Securities and Quantitative Research of Amundi Pioneer. He joined Amundi Pioneer in 2007 and has been an investment professional since 2005. Mr. Liu has served as a portfolio manager of the fund since 2014. Mr. Brown is a Vice President of Amundi Pioneer. He joined Amundi Pioneer in October 2018. Prior to joining Amundi Pioneer, Mr. Brown worked as a Property Treaty Underwriter for Odyssey Reinsurance Company. Mr. Brown has served as a portfolio manager of the fund since 2019.












                                                                   31298-00-1219
                                (Copyright)2019 Amundi Pioneer Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC